SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Schnitzer Steel Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945	COMPANY #

SCHNITZER STEEL INDUSTRIES, INC.

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, January 25, 2012

8:00 a.m.

Multnomah Athletic Club

1849 SW Salmon Street

Portland, Oregon 97205

If you would like to vote in person at the Annual Meeting, bring your proxy card, along with appropriate identification, to the Multnomah Athletic Club on the day of the meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on January 25, 2012.

1.	This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.

2.	The Proxy Statement, Form 10-K and annual brochure are available at www.ematerials.com/schn

3.	If you want to receive a paper copy or e-mail copy of these documents, which include the proxy card, proxy statement, Form 10-K and annual brochure, or proxy materials relating to future security holder meetings, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this Notice on or before January 12, 2012 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

1.	Election of three directors

01  David J. Anderson

02  John D. Carter

03  Kenneth M. Novack

2.	To vote on an advisory resolution on executive compensation.

3.	To vote in an advisory vote on the frequency of future advisory votes on executive compensation.

The Board’s vote recommendations are FOR all of the nominees in Proposal 1, FOR Proposal 2 and for ONE YEAR on Proposal 3.

You may vote your proxy on the Internet at:

www.eproxy.com/schn

•   Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on January 24, 2012.

•   Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.ematerials.com/schn. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at ep@ematerials.com with “Schn Materials Request” in the subject line.

The email must include:

• The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

• Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

• If you choose email delivery, you must include the email address.

• If you would like this election to apply to delivery of materials for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

You can vote in person at the Annual Meeting. Directions to the Annual Meeting are available at www.themac.com.